                                                                     Exhibit 3.9

                           THE STATE OF SOUTH CAROLINA

                                     (SEAL)

                     Office of Secretary of State Jim Miles
                            CERTIFICATE OF EXISTENCE

I, JIM MILES, SECRETARY OF STATE OF SOUTH CAROLINA HEREBY CERTIFY THAT:

     TITAN WHEEL CORPORATION OF SOUTH CAROLINA, a corporation duly organized under the laws of the State of South Carolina on NOVEMBER 17TH, 1997, and having a perpetual duration unless otherwise indicated below, has as of the date hereof filed all reports due this office, paid all fees, taxes and penalties owed to the Secretary of State, that the Secretary of State has not mailed notice to the Corporation that it is subject to being dissolved by administrative action pursuant to Section 33-14-210 of the South Carolina Code, and that the corporation has not filed articles of dissolution as of the date hereof.

                                        Given under my Hand and the Great Seal
                                        of the State at Columbia this 18th day
                                        of November, 1997.


                                        /s/ Jim Miles
                                        ----------------------------------------
                                        Jim Miles, Secretary of State

                                                                         (STAMP)

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

- The name of the proposed corporation is Titan Wheel Corporation of South Carolina

-    The initial registered office of the corporation is

     111 Airport Industrial Park Rd.  Greenwood   Greenwood     29649
             STREET & NUMBER             CITY       COUNTY    ZIP CODE

     and the initial registered agent as such address is Cheri T. Holley

- The corporation is authorized to issue shares of stock as follows: Complete a or b, whichever is applicable:

a.   [X]   If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 10,000.

b.   [ ]   The corporation is authorized to issue more than one class of shares:

      Class of Shares          Authorized No. of Each Class
      ---------------          ----------------------------
____________________________   ____________________________
____________________________   ____________________________
____________________________   ____________________________

The relative rights, preferences, and limitations of the shares of each class, and of each series within class, are as follows:

                                      None

The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See
Section33-1-230(b)):_______________________.

The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See Section 33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221of the 1976 South Carolina Code):

                                      None

                                                                         (STAMP)

6. The name and address of each incorporator is as follows (only one is required);

     Name               Address              Signature
     ----               -------              ---------


Cheri T. Holley   2701 Spruce  Street   /s/ Cheri T. Holley
                  Quincy, IL 62301      -------------------------------------

7. I, KENNETH W. FISH, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles of incorporation.


Date 9-19-97                            /s/ Kenneth W. Fish
                                        ----------------------------------------
                                        (SIGNATURE)

                                        KENNETH W. FISH
                                        ----------------------------------------
                                        (TYPE OR PRINT NAME)

                                        ADDRESS 212 OAK AVENUE
                                                GREENWOOD SC 29646

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Schedule of Fees - payable at time of filing this document

Fee for filing Application - payable to Secretary of State   $ 10.00
Filing Tax - Payable to Secretary of State                    100.00
Miniumum License Fee - payable to SC Tax Commission            25.00

4. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See Section12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

                                                 FORM APPROVED BY SOUTH CAROLINA
                                                 SECRETARY OF STATE 1/89